                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  August 16, 2004
                                                 -------------------------------


                               LAND O'LAKES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          MINNESOTA                    333-84486                 41-0365145
-----------------------------  ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)



    4001 LEXINGTON AVENUE NORTH
       ARDEN HILLS, MINNESOTA                                       55126
----------------------------------------                         -----------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code  (651) 481-2222
                                                   -----------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits

           In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed herewith are set forth on the Exhibit Index attached hereto.

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On August 16, 2004, Land O'Lakes, Inc., a Minnesota cooperative corporation (the "Company"), filed with the Securities and Exchange Commission its previously announced restatements. The Company filed Amendment No. 1 to its Annual Report on Form 10-K for the year ended December 31, 2003, Amendment No. 1 to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, Amendment No. 2 to its Quarterly Report on Form 10-Q for the quarters ended March 31, 2003, and June 30, 2003 and September 30, 2003. These amendments include restated consolidated financial statements and/or financial information for the Company on a consolidated basis and for its Dairy Foods segment as of and for each of the years ended December 31, 1999 through 2003, and as of and for the quarterly period ended March 31, 2004 and the quarterly periods in each of the years ended December 31, 2003 and 2002.

           The Company had previously announced its intention to restate its consolidated financial statements for certain periods as a result of accounting errors it had identified at its Carlisle, Pennsylvania dairy facility. The adjustments related primarily to the manner in which its Carlisle facility estimated and recorded monthly financial information. Because all information required to be recorded was not known at month-end, the Carlisle facility used an accounting model to estimate certain sales and cost of sales, and recorded financial information in accordance with the model. The accounts were not properly reconciled in subsequent periods to reflect the actual results. Other accounting errors, relating to accrual cutoffs and mathematical errors in inventory calculations, were also corrected in the restatement. These errors and related adjustments affected periods beginning with the year ended December 31, 1997. The cumulative impact of these adjustments on net earnings through March 31, 2004 was an overstatement of $18.7 million.

           We have not amended our Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q for 2002 and prior years and, accordingly, consolidated financial statements, auditor's reports and related financial information for the affected periods for Land O'Lakes on a consolidated basis and its Dairy Foods segment contained in such reports should no longer be relied upon.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                   LAND O'LAKES, INC.


Date:  August 16, 2004                             /s/ Daniel Knutson
                                                   -----------------------------
                                                   Daniel Knutson
                                                   Senior Vice President
                                                   and Chief Financial Officer

                                  EXHIBIT INDEX

99.1 Amendment No. 1 to the Quarterly Report on Form 10-Q of Land O'Lakes, Inc. for the quarter ended March 31, 2004. (1)

99.2 Amendment No. 1 to the Annual Report on Form 10-K of Land O'Lakes, Inc. for the year ended December 31, 2003. (2)

99.3 Amendment No. 2 to the Quarterly Report on Form 10-Q of Land O'Lakes, Inc. for the quarter ended September 30, 2003. (3)

99.4 Amendment No. 2 to the Quarterly Report on Form 10-Q of Land O'Lakes, Inc. for the quarter ended June 30, 2003. (4)

99.5 Amendment No. 2 to the Quarterly Report on Form 10-Q of Land O'Lakes, Inc. for the quarter ended March 31, 2003. (5)


(1) Incorporated by reference to Amendment No. 1 to the Quarterly Report on Form 10-Q of Land O'Lakes, Inc. for the quarter ended March 31, 2004 filed on Form 10-Q/A on August 16, 2004.

(2) Incorporated by reference to Amendment No. 1 to the Annual Report on Form 10-K of Land O'Lakes, Inc. for the Year Ended December 31, 2003 filed on Form 10-K/A on August 16, 2004.

(3) Incorporated by reference to Amendment No. 2 to the Quarterly Report on Form 10-Q of Land O'Lakes, Inc. for the quarter ended September 30, 2003 filed on Form 10-Q/A on August 16, 2004.

(4) Incorporated by reference to Amendment No. 2 to the Quarterly Report on Form 10-Q of Land O'Lakes, Inc. for the quarter ended June 30, 2003 filed on Form 10-Q/A on August 16, 2004.

(5) Incorporated by reference to Amendment No. 2 to the Quarterly Report on Form 10-Q of Land O'Lakes, Inc. for the quarter ended March 31, 2003 filed on Form 10-Q/A on August 16, 2004.